Exhibit 10.1

FIFTH AMENDMENT

TO

CREDIT AGREEMENT

Among

LEGACY RESERVES LP
as Borrower,

BNP PARIBAS,
as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of October 6, 2008

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”) executed effective as of October 6, 2008 (the “Fifth Amendment Effective Date”) is among LEGACY RESERVES LP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”), each of the Lenders that is a signatory hereto, and BNP PARIBAS, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of March 15, 2006 (as amended to date, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed to such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Fifth Amendment refer to the Credit Agreement.

Section 2.  Amendments to Credit Agreement.

2.1           Definitions.  Section 1.02 is hereby amended by:

(a)	amending and restating the following definitions as follows:

“‘Agreement’ means this Credit Agreement, as amended by that certain First Amendment to Credit Agreement, dated as of July 7, 2006, the Second Amendment to Credit Agreement, dated as of May 3, 2007, the Third Amendment to Credit Agreement, dated as of October 24, 2007, the Fourth Amendment to Credit Agreement, dated as of April 24, 2008, and the Fifth Amendment to Credit Agreement, dated as of October 6, 2008, and as the same may from time to time be further amended, modified, supplemented or restated.”

“‘Applicable Margin’ means, for any day, with respect to any ABR Loan or Eurodollar Loan, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

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	Borrowing Base Utilization Percentage	Eurodollar Loans	ABR Loans
Level 1	less than 33%	1.500%	0.000%
Level 2	greater than or equal to 33%, but less than 66%	1.750%	0.250%
Level 3	greater than or equal to 66%, but less than 85%	2.000%	0.375%
Level 4	greater than or equal to 85%	2.125%	0.500%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.”

(b)	Adding the following new term in the appropriate alphabetical order:

“‘Total Debt’ means, at any date, all Debt of the Borrower and the Consolidated Subsidiaries on a consolidated basis, excluding (i) non-cash obligations under FAS 133 and (ii) accounts payable and other accrued liabilities (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which are not greater than ninety (90) days past the date of invoice or delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP.  The term ‘Total Debt’ specifically excludes any obligations of the Borrower under any Swap Agreements.”

2.2           Section 9.01.                                Section 9.01 is hereby amended by adding a new subsection (c) as follows:

“(c)           Ratio of Total Debt to EBITDA.  The Borrower will not, on the last day of any fiscal quarter, permit its ratio of Total Debt as of such time to EBITDA for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination for which financial statements are available to be greater than 3.75 to 1.00.”

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Section 3.  Assignment; Borrowing Base.

3.1           Assignments, New Lenders and Reallocation of Commitments and Loans.  The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts and Commitments and to, among other things, allow each of Royal Bank of Canada and Wells Fargo Bank, N.A. to become a party to the Credit Agreement as a Lender, (each a “New Lender”) by acquiring an interest in the total Maximum Credit Amounts and Commitments and to increase the Maximum Credit Amounts and Commitment of Compass Bank and The Bank of Nova Scotia (each an “Increasing Lender”) and to decrease completely the Maximum Credit Amount and Commitment of Comerica Bank (the “Exiting Lender”).  The Administrative Agent and the Borrower hereby consent to such reallocation and each New Lender’s and Increasing Lender’s acquisition of an interest in the Maximum Credit Amounts and Commitments and the Exiting Lender’s and other Lenders’ assignments of their Commitments.  On the Fifth Amendment Effective Date and after giving effect to such reallocations, the Maximum Credit Amounts and Commitment of each Lender shall be as set forth on Annex I of this Fifth Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement.  With respect to such reallocation, each New Lender and Increasing Lender shall be deemed to have acquired the Maximum Credit Amounts and Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit D to the Credit Agreement as if such New Lender, such Increasing Lender, such Exiting Lender and the other Lenders had executed an Assignment and Assumption Agreement with respect to such allocation.

3.2           Borrowing Base.  For the period from and including the Fifth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $383,760,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c) or Section 9.12(d).

Section 4.Conditions Precedent.  The effectiveness of this Fifth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

4.1           Fifth Amendment.  The Administrative Agent shall have received multiple counterparts as requested of this Fifth Amendment from each Lender and the Borrower.

4.2           Notes.  The Administrative Agent shall have received a Note payable to the order of each Lender in the amount of such Lender’s Commitment after giving effect to the assignment and increase in commitments pursuant to this Fifth Amendment, duly executed and delivered by Borrower, to be dated as of the Fifth Amendment Effective Date.

4.3           Borrowing Base Increase Fee.  The Administrative Agent shall have received payment of all fees and other amounts due and payable, including, for the account of each Lender party to this Amendment, a Borrowing Base increase fee equal to the product of (a) 1 bp per $1,000,000 of such Lender’s approved credit amount and (b) the difference between such Lender’s Commitment and such Lender’s highest Commitment previously in effect, payable on the Fifth Amendment Effective Date.

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4.4           No Default.  No Default or Event of Default shall have occurred and be continuing as of the Fifth Amendment Effective Date.

Section 5.Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this Fifth Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Fifth Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Fifth Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 6.  Miscellaneous.

6.1           Confirmation.  The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment.

6.2           Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (a) acknowledges the terms of this Fifth Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Security Instruments to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Security Instruments to which it is a party and (d) agrees that its guarantee under the Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

6.3           Counterparts.  This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.4           No Oral Agreement.  THIS WRITTEN FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5           Governing Law.  THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

6.6           Notes.  Within a reasonable time after the Fifth Amendment Effective Date, each Lender that receives a new Note pursuant to the assignments herein shall return its existing Note to the Borrower.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed effective as of the date first written above.

BORROWER:	LEGACY RESERVES LP By: Legacy Reserves GP, LLC, its general partner

	By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

GUARANTORS:	LEGACY RESERVES OPERATING LP By: Legacy Reserves Operating GP LLC its general partner

	By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

LEGACY RESERVES OPERATING GP LLC

By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

LEGACY RESERVES SERVICES, INC.

By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

Fifth Amendment
Signature Page - 1

ADMINISTRATIVE AGENT:	BNP PARIBAS, as Administrative Agent and Lender

	By:	/s/ Russell Otts
Russell Otts
Director

By:	/s/ Betsy Jocher
Betsy Jocher
Director

LENDERS:	BANK OF AMERICA N.A.

	By:	/s/ Charles W. Patterson
Charles W. Patterson
Managing Director

COMERICA BANK

By:	/s/ Rebecca L. Wilson
Rebecca L. Wilson
Assistant Vice President

KEYBANK N.A.

By:	/s/ Todd Coker
Todd Coker
Assistant Vice President

WACHOVIA BANK, N.A.

By:	/s/ Jay Buckman
Jay Buckman
Vice President

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Signature Page - 2

FORTIS CAPITAL CORP.

By:	/s/ Ilene Fowler
Ilene Fowler
Director

By:	/s/ Michele Jones
Michele Jones
Director

COMPASS BANK

By:	/s/ Kathleen J. Bowen
Kathleen J. Bowen
Senior Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ David G. Mills
David G. Mills
Director

ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
Don J. McKinnerney
Authorized Signatory

WELLS FARGO BANK, N.A.

By:	/s/ Charles D. Kirkham
Charles D. Kirkham
Senior Vice President

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